UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, 10th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 1, 2023, WeWork Inc. (the “Company”) announced the expiration and final results of the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) by WeWork Companies LLC (the “Issuer”) and WW Co-Obligor Inc. (the “Co-Obligor” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, any and all of the Issuers’ 7.875% Senior Notes due 2025 (the “Old 7.875% Notes”) and 5.00% Senior Notes due 2025, Series II (the “Old 5.00% Notes” and, together with the Old 7.875% Notes, the “Old Notes”), subject to the terms and conditions of the confidential offering memorandum and consent solicitation statement dated as of April 3, 2023, as supplemented or otherwise modified from time to time (the “Offering Memorandum”).

As of 5:00 p.m., New York City time, on May 1, 2023 (the “Expiration Time”), the Issuers received from eligible holders valid and unrevoked tenders and related consents in the consent solicitations (the “Consent Solicitations”), as reported by Epiq Corporate Restructuring, LLC, the exchange agent, representing 85.9% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $506.9 million with respect to the Old 7.875% Notes, representing 75.8% of the aggregate principal amount thereof outstanding, and (ii) $540.7 million with respect to the Old 5.00% Notes, representing 98.3% of the aggregate principal amount thereof outstanding.

In addition, the Company today announced that the Issuers have waived the Minimum Participation Condition (as defined in the Offering Memorandum) applicable to the Old 7.875% Notes. The settlement of the Exchange Offers is expected to occur on May 5, 2023, unless extended or terminated and subject to the terms and conditions set forth in the Offering Memorandum.

A copy of the press release announcing the Expiration and Final Results of the Exchange Offers and Consent Solicitations and Waiver and Satisfaction of the Minimum Participation Condition is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release announcing the Expiration and Final Results of the Exchange Offers and Waiver and Satisfaction of the Minimum Participation Condition, dated as of May 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This Current Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the issuance of the New First Lien Notes, the Exchange Offers, the Consent Solicitations or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Exchange Offers, Consent Solicitations and other related transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors.

Such factors include, but are not limited to, WeWork’s ability to consummate the Exchange Offers, Consent Solicitations and other related transactions on the terms contemplated or at all; WeWork’s ability to satisfy the required conditions for the consummation of the Exchange Offers, Consent Solicitations and other related transactions; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections.

Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: May 2, 2023	By:	/s/ Andre Fernandez
	Name:	Andre Fernandez
	Title:	Chief Financial Officer

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